Q1 2026 Earnings Call April 30, 2026 This presentation is intended for investor purposes only and is not intended for promotional purposes.

2Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Introduction Lisa Caperelli Senior Vice President, Investor Relations & Corporate Communications

Participants Mike Raab President & Chief Executive Officer Eric Foster Chief Commercial Officer Sue Hohenleitner, CPA, CMA Chief Financial Officer 3This presentation is intended for investor purposes only and is not intended for promotional purposes. Q1 2026 Earnings

4Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Forward-Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including Ardelyx’s current expectations regarding: the company’s 2026 strategic priorities; our U.S. net product sales revenue guidance for IBSRELA and XPHOZAH for full year 2026; opportunities for continued product revenue growth, including the year in which IBSRELA will achieve annual U.S. net product sales revenue of $1 billion; our current capital allocation strategy and expectations for future operating expenses, including plans for field force expansion; and our expectations and timing regarding pipeline development activities, including enrollment in and expected topline readout of the Phase 3 ACCEL trial of IBSRELA in CIC. Such forward-looking statements involve substantial risks and uncertainties that could cause Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward- looking statements. Such risks and uncertainties include, among others, uncertainties associated with the commercialization of drugs and uncertainties regarding the FDA and foreign regulatory processes. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx's business in general, please refer to Ardelyx’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on April 30, 2026, and its future current and periodic reports to be filed with the Securities and Exchange Commission.

5Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Opening Remarks Mike Raab President and CEO

This presentation is intended for investor purposes only and is not intended for promotional purposes. Significantly grow IBSRELA demand Maintain XPHOZAH momentum Build and expand our pipeline of innovative medicines Continue delivering strong financial performance Well-Positioned to Execute on Our Priorities 2026 Strategic Priorities 6Q1 2026 Earnings Building an innovative pipeline of medicines for patients to address unmet medical needs

7Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Grew IBSRELA Demand YoY Maintained XPHOZAH Momentum Q1 Demonstrated Strength of Fundamentals Driving Business $70.1M Q1 2026 Revenue 58% YoY Growth $23.3M Q1 2026 Revenue

8Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. PRECLINICAL PHASE I PHASE II PHASE III APPROVED Our Development Pipeline The safety and efficacy of the agents for the indications under investigation have not been established. Building a pipeline of important medicines to address areas of unmet patient need PRODUCT DISEASE RDX10531 TBD End Stage Renal Disease on Dialysis with Hyperphosphatemia Irritable Bowel Syndrome with Constipation (IBS-C) Chronic Idiopathic Constipation (CIC) IBS-C in pediatric patients ages 6 to <18 Functional Constipation (FC) in pediatric patients ages 2 to <18 Pediatric Program

9Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Expanding Leadership Team Rajani Dinavahi, MD Chief Medical Officer Felecia Ettenberg Chief Legal Officer

This presentation is intended for investor purposes only and is not intended for promotional purposes. Well-Positioned for 2026 Growth 10Q1 2026 Earnings $410 - $430M Reiterating 2026 Revenue Guidance $110 - $120M

11Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Commercial Update Eric Foster Chief Commercial Officer

12Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes.This presentation is intended f r investor purposes o ly and is not intended for prom tional purposes.

Q1 2026 IBSRELA Highlights

Strong Commercial Performance

Q1 2026 Revenue

$70.1M +58% YoY

IBSRELA TRxEq Demand Since Launch



2022
2023
2024
2025

Large and Growing Market

TRxs for IBS-C Indicated Products[1] (Millions)



11% growth
6.9
2020
2021
2022
2023
2024
2025

Significant Unmet Need

IBSRELA®
(tenapanor) tablets

77%

of patients on a secretagogue **continue to experience residual abdominal and stool-related symptoms**[2]

1. IQVIA NPA Audit 2025. Market basket defined as Rx products with indication for treatment of IBS-C which includes Linzess, Amitiza, Trulance, Zelnorm and IBSRELA. Linzess, Amitiza and Trulance are also indicated for CIC. IQVIA NPA audit data reflects all RXs irrespective of indication. IBSRELA is indicated for the treatment of IBS-C and is not indicated for CIC
2. Quigley EMM, Horn J, Kissous-Hunt M, Crozier RA, Harris LA. Better understanding and recognition of the disconnects, experiences, and needs of patients with irritable bowel syndrome with constipation (BURDEN IBS-C) study: results of an online questionnaire. Adv Ther. 2018;35(7):967-980.

ardelyx

This presentation is intended for investor purposes only and is not intended for promotional purposes.

Q1 2026 Earnings | 13

IBSRELA Value Proposition Unlocks Significant Growth Potential

Growth Drivers

Breath and depth of writers
- Increase in number of writers and depth of prescribing
- Focus on high-writing HCPs who represent ~50% of IBS-C total scripts

Patient activation
- Robust engagement across digital & social channels to expand reach
- Partnership with LPGA

Prescription pull-through
- Focused sales team to support HCPs with script fulfillment
- Higher fulfillment rates when scripts go through IBSRELA specialty pharmacy

Significant Long-Term Growth Potential

Annual Revenue Opportunity



$15.6M
$80.1M
$158.3M
$274.2M
$410-430M*
$1B*
Continued growth until loss of exclusivity
2022
2023
2024
2025
2026
2029

* Projected

ardelyx
This presentation is intended for investor purposes only and is not intended for promotional purposes.
Q1 2026 Earnings | 14

15Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes.This presentation is intended for investor purposes only and is not intended for pro otional purposes.

XPHOZAH Differentiation is Driving Momentum in High Unmet-Need Market

Q1 2026 Highlights

Q1 2026 Revenue

$23.3M +19% YoY[1]

- ✓ Improved patient access
- ✓ Increased total dispenses by 32% and paid prescriptions by 19% YoY[1]
- ✓ Increased total writers, new & refill scripts, refills & total scripts across non-Medicare market

Growth Drivers

- ✓ Targeted sales execution
- ✓ Broaden reach via cross-channel engagement
- ✓ Continued evidence generation and scientific engagement

Significant Unmet Need

XPHOZAH®
(tenapanor) tablets

70%

of CKD patients on dialysis are **unable to consistently achieve and maintain** target phosphorus levels over a 6-month period[2]

1. Represents growth vs. Q1 2025 taking into account $3.8 million favorable adjustment related to product returns.
2. Data on file

ardelyx

This presentation is intended for investor purposes only and is not intended for promotional purposes.

Q1 2026 Earnings | 16

17Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Financial Performance Sue Hohenleitner, CPA, CMA Chief Financial Officer

18Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. First Quarter 2026 Financial Highlights $ in millions, excluding EPS Q1 2026 Q1 2025 % Change IBSRELA Revenue $70.1 $44.4 58% XPHOZAH Revenue $23.3 $23.4 19%* Total Product Revenue $93.4 $67.8 38% Other Revenue $1.1 $6.3 (83)% Total Revenue $94.5 $74.1 27% R&D Expenses $20.2 $14.9 35% SG&A Expenses $102.3 $83.2 23% Total Operating Expenses1 $122.5 $98.1 25% Net Loss $(37.6) $(41.1) (9)% EPS $(0.15) $(0.17) (12)% Stock-Based Compensation $14.2 $12.1 17% 1. Includes R&D and SG&A expenses 2. Includes total cash, cash equivalents and short-term investments $238.1M Cash & Investments2 as of Mar 31, 2026 Compared to $264.7M on Dec 31, 2025 * Represents growth vs. Q1 2025 taking into account $3.8 million favorable adjustment related to product returns. Refinanced Debt 2-year extension to maturity and interest-only period Lowered overall cost of capital & annual interest expenses Financially Strong

19Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. 2025 2026 2029 Poised to Deliver Meaningful Growth in 2026 and Beyond Revenue growth continues to outpace operating expenses $ in millions Guidance Range* YoY Change IBSRELA Revenue $410-430 50-57% XPHOZAH Revenue $110-120 6-16% Product Revenue $520-550 38-46% Operating Expenses up to $520 ~25% Long-Term IBSRELA Growth Expectations 38% CAGR Reiterating 2026 Financial Guidance * Projected $1B* $274.2M Continued growth until loss of exclusivity Product Revenue Growth Operating Expenses Growth 38 – 46% 25% $410 - $430M*

Capital Allocation Strategy

Disciplined investment for durable growth

Priority 1

Accelerate IBSRELA

- Commercial investment to grow IBS-C opportunity in IBSRELA— highest ROI use of capital today
- Field force expansion + specialty pharmacy shift
- Path to $1B annual revenue by 2029

Priority 2

Fund pipeline opportunities

- CIC Phase 3 (ACCEL) —anticipate complete enrollment in 2026 & topline data in H2 2027
- RDX10531 – IND-enabling studies underway
- Pediatric program – multiple clinical trials in IBS-C and FC
- Opportunistic business development

Priority 3

Maintain financial strength

- Cash balance anticipated to grow YoY
- Revenue growth funds existing operations
- Opportunistic refinancing to extend debt maturity, reduce cost of capital, and maintain our existing draw options
- Build toward sustainable profitability

Looking ahead: as IBSRELA scales toward $1B and we approach sustained profitability, capital allocation priorities may evolve.

ardelyx

This presentation is intended for investor purposes only and is not intended for promotional purposes.

Q1 2026 Earnings | 20

21Q1 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Closing Remarks Mike Raab President and CEO

22Q1 2026 Earnings Q&A This presentation is intended for investor purposes only and is not intended for promotional purposes.

Thank You This presentation is intended for investor purposes only and is not intended for promotional purposes.